Summary Prospectus Supplement	August 12, 2020

Putnam VT Emerging Markets Equity Fund
Summary Prospectus dated April 30, 2020

Effective immediately, the section Your fund’s management is replaced in its entirety with the following:

Your fund’s management

Investment advisor

Putnam Investment Management, LLC

Portfolio manager

Brian Freiwald, Portfolio Manager, portfolio manager of the fund since 2020

Sub-advisors

Putnam Investments Limited*

The Putnam Advisory Company, LLC

Assistant portfolio manager

Andrew Yoon, Portfolio Manager, Analyst, portfolio manager of the fund since 2020

* Though the investment advisor has retained the services of Putnam Investments Limited (PIL), PIL does not currently manage any assets of the fund.

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